                                                              EXHIBIT 99.(a)(2)

                            THE TIMES MIRROR COMPANY

                             LETTER OF TRANSMITTAL
          TO ACCOMPANY SHARES OF CONVERSION PREFERRED STOCK, SERIES B
                                       OF
                            THE TIMES MIRROR COMPANY
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 29, 1995

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON WEDNESDAY, DECEMBER 27, 1995, UNLESS THE OFFER IS
                                   EXTENDED.

              TO: FIRST INTERSTATE BANK OF CALIFORNIA, DEPOSITARY

              By Mail:                  By Hand or By Overnight Courier:              By Facsimile:

First Interstate Bank of California         First Interstate Bank of                 (201) 296-4293
  c/o Chemical/Mellon Shareholder                  California               (For Eligible Institutions Only)
               Services                  15828 Ventura Blvd., Suite 670
            P.O. Box 817                     Encino, CA 91436-2946                Confirm by Telephone:
          Midtown Station                              or
         New York, NY 10018                 First Interstate Bank of                 (800) 522-6645
                                                   California
                                            120 Broadway, 13th Floor
                                               New York, NY 10271

                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)

-----------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED
                  HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S)                   SHARES TENDERED
             ON CERTIFICATE(S)                      (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------

                                                         TOTAL NUMBER
                                                           OF SHARES           NUMBER OF
                                      CERTIFICATE        REPRESENTED BY         SHARES
                                       NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                   ------------------------------------------------------
                                   ------------------------------------------------------
                                   ------------------------------------------------------
                                   ------------------------------------------------------
                                   ------------------------------------------------------
                                   ------------------------------------------------------
                                   TOTAL SHARES
-----------------------------------------------------------------------------------------

 * Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). This Letter of Transmittal may not be used for Shares credited to accounts in the Savings Plan (as defined in the Offer to Purchase). See Instruction 13.

    Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Company or to a Book-Entry Transfer Facility does not constitute a valid delivery.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
--------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution
                                   --------------------------------------------

     Check Applicable Box:         / /  DTC         / /  MSTC         / /  PDTC

     Account No.
                 --------------------------------------------------------------
     Transaction Code No.
                          -----------------------------------------------------
--------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Stockholder(s)
                                          -------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                        -----------------------
     Name of Institution that Guaranteed Delivery
                                                  -----------------------------
     If delivery is by book-entry transfer:

     Name of Tendering Institution
                                   --------------------------------------------

     Check Applicable Box:         / /  DTC         / /  MSTC         / /  PDTC

     Account No.
                 --------------------------------------------------------------
     Transaction Code No.
                          -----------------------------------------------------
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to The Times Mirror Company, a Delaware corporation (the "Company"), the above-described shares of its Conversion Preferred Stock, Series B, par value $1.00 per share (the "Shares"), at a price per Share hereinafter set forth, pursuant to the Company's offer to purchase up to 3,250,000 Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 29, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after November 29, 1995 (collectively, "Distributions")) or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares, (b) present certificates for such Shares and all Distributions for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.

    The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned understands that the Company will determine a single per Share price (not greater than $26.50 nor less than $25.00 per Share) net to the seller in cash, without interest thereon, (the "Purchase Price") that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will enable it to purchase 3,250,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not greater than $26.50 nor less than $25.00 per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered and not withdrawn at prices at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price, Shares not purchased because of proration and Shares that were conditionally tendered and not accepted. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
--------------------------------------------------------------------------------
       CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX
  IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX AND INSTRUCTIONS BELOW),
                      THERE IS NO VALID TENDER OF SHARES.
--------------------------------------------------------------------------------

/ / $25.000     / / $25.125     / / $25.250     / / $25.375     / / $25.500     / / $25.625     / / $25.750
/ / $25.875     / / $26.000     / / $26.125     / / $26.250     / / $26.375     / / $26.500

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ODD LOTS
                              (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------

    This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on November 28, 1995, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares excluding Shares held in the Savings Plan (as such term is defined in the Offer to Purchase).

    The undersigned either (check one box):

    / / was the beneficial owner as of the close of business on November 28, 1995, and continues to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares (excluding Shares held in the Savings Plan), all of which are being tendered, or

    / / is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on November 28, 1995, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (excluding Shares held in the Savings Plan), and is tendering all of such Shares.

    If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal). / /
--------------------------------------------------------------------------------

====================================================         ==================================================
             SPECIAL PAYMENT INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 6, 7 AND 8)                           (SEE INSTRUCTIONS 6, 7 AND 8)
  To be completed ONLY if the check for the purchase         To be completed ONLY if the check for the purchase
  price of Shares purchased and/or certificates for          price of Shares purchased and/or certificates for
  Shares not tendered or not purchased are to be             Shares not tendered or not purchased are to be
  issued in the name of someone other than the               mailed to someone other than the undersigned or to
  undersigned.                                               the undersigned at an address other than that shown
                                                             below the undersigned's signature(s).
  Issue / / check
  and/or / / certificate(s) to:                              Mail / / check
                                                             and/or / / certificate(s) to:

  Name                                                       Name
       --------------------------------------------               ---------------------------------------------
                    (PLEASE PRINT)                                                (PLEASE PRINT)

  Address                                                    Address
          -----------------------------------------                  ------------------------------------------

          -----------------------------------------                  ------------------------------------------

          -----------------------------------------                  ------------------------------------------
                  (INCLUDE ZIP CODE)                                            (INCLUDE ZIP CODE)

----------------------------------------------------
  (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

====================================================         ==================================================


--------------------------------------------------------------------------------
                                CONDITIONAL TENDER

    A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

    Minimum number of Shares that must be purchased, if any are purchased:

                              ------------ Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
   (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL)


--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------
Dated                        , 1995
      -----------------------
Name(s)
        ------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------
Capacity (full title)
                      ----------------------------------------------------------
Address
        ------------------------------------------------------------------------
                                (Include Zip Code)
Area Code and Telephone No.
                            ----------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)
Name of Firm
             -------------------------------------------------------------------
Authorized Signature
                     -----------------------------------------------------------
Dated                        , 1995
      -----------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase). Stockholders whose certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered, the stockholder must check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" in this Letter of Transmittal, except that any stockholder who owned beneficially as of the close of business on November 28, 1995, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (excluding Shares held in the Savings Plan), may check the box above in the section entitled "Odd Lots" indicating that such stockholder is tendering all Shares at the Purchase Price determined by the Company. Only one box may be checked. If more than one box is checked or if no box is checked (except as provided in the Odd Lots box and this Instruction 5), there is no valid tender of Shares. A stockholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

    7. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

    9. ODD LOTS. As described in the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the close of business on November 28, 1995, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (excluding Shares held in the Savings Plan) and who validly and unconditionally tendered all such Shares at or below the Purchase Price (including by not designating a purchase price as described above). Shares held in the Savings Plan will be subject to any proration, even if such Shares are owned by a person who beneficially owned fewer than 100 Shares held in the Savings Plan as of the close of business on such date. Partial or conditional tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

    10. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    12. IRREGULARITIES. All questions as to the Purchase Price, the form of documents, and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    13. SAVINGS PLAN. Participants in the Savings Plan may not use this Letter of Transmittal to direct the tender of Shares credited to a participant's account, but must use the separate election form sent to them by the Company.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

    Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the Depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

               PAYER'S NAME: FIRST INTERSTATE BANK OF CALIFORNIA

--------------------------------------------------------------------------------------------------------------------------
                                 PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT      TIN
                                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.           -------------------------------
                                                                                             Social Security Number
                                                                                                     or
                                                                                       Employer Identification Number

                                 ----------------------------------------------           PART 2: For Payees exempt from
                                 NAME (Please Print)                                      backup withholding, see the
                                                                                          Important Tax Information above
                                 ----------------------------------------------           and Guidelines for
                                                                                          Certification of Taxpayer
                                 ----------------------------------------------           Identification Number on
SUBSTITUTE                       ADDRESS                                                  Substitute Form W-9 enclosed
FORM W-9                                                                                  herewith and complete as
                                                                                          instructed herein.
DEPARTMENT OF THE
TREASURY INTERNAL                ----------------------------------------------
REVENUE SERVICE                  CITY               STATE              ZIP CODE           Awaiting TIN / /
PAYOR'S REQUEST
FOR TAXPAYER
IDENTIFICATION                   ----------------------------------------------------------------------------------------
NUMBER (TIN) AND                 PART 3 -- CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number
CERTIFICATION                    shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the

                                 IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.

                                 SIGNATURE                                            DATE
                                           --------------------------------------          ------------------------------
                                 You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                 ----------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
      PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
      SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 2 OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------------------------------------------------

              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

Signature                                   Date
          -----------------------------          ------------------------------

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                                77 WATER STREET
                            NEW YORK, NEW YORK 10005

                        BANKS AND BROKERS CALL COLLECT:
                                 (212) 269-5550

                           ALL OTHERS CALL TOLL FREE:
                                 1-800-848-3094

                              THE DEALER MANAGERS:

                              GOLDMAN, SACHS & CO.
                                85 BROAD STREET
                            NEW YORK, NEW YORK 10004
                         (212) 902-1000 (CALL COLLECT)
                           (800) 323-5678 (TOLL-FREE)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM. -- A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.
NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

HOW TO OBTAIN A TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.
    To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part I (or check box 2 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.
NOTE: Writing "Applied for" (or checking box 2 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.
    If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:
    (1) You do not furnish your TIN to the requester, or
    (2) The IRS notifies the requester that you furnished an incorrect TIN, or
    (3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or
    (4) You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or
    (5) You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.
    Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Example Payees and Payments under Specific Instructions, below, if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING. -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.
    (1) A corporation.
    (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7).
    (3) The United States or any of its agencies or instrumentalities.
    (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
    (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.
    (6) An international organization or any of its agencies or instrumentalities.
    (7) A foreign central bank of issue.
    (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
    (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
    (10) A real estate investment trust.
    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
    (12) A common trust fund operated by a bank under section 584(a).
    (13) A financial institution.
    (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
    (15) A trust exempt from tax under section 664 or described in section 4947. Payments of dividend and patronage dividends generally not subject to backup withholding include the following:
- Payments to nonresident aliens subject to withholding under section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
    Payments of interest generally not subject to backup withholding include the following:
- Payments of interest on obligations issued by individuals.
NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).
- Payments described in section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under section 1451.
- Payments made by certain foreign organizations.
- Mortgage interest paid by you.
    Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME. -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.
    If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION.

(1) INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. -- You are required to furnish your correct TIN, but you are not required to sign the certification.

(2) INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. -- You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

(3) REAL ESTATE TRANSACTIONS. -- You must sign the certification. You may cross out item 2 of the certification.

(4) OTHER PAYMENTS. -- You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

(5) MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. -- You are required to furnish your correct TIN, but you are not required to sign the certification.

(6) EXEMPT PAYEES AND PAYMENTS. -- If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

(7) TIN "APPLIED FOR." -- Follow the instructions under How To Obtain a TIN, on page 1, and sign and date this form.

SIGNATURE. -- For a joint account, only the person whose TIN is shown in Part I should sign.

PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

---------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:           GIVE NAME AND
                                    SOCIAL SECURITY
                                    NUMBER OF:
---------------------------------------------------------
  1. Individual                     The individual
  2. Two or more individuals        The actual owner of
     (joint account)                the account or, if
                                    combined funds, the
                                    first individual on
                                    the account1
  3. Custodian account of a minor   The minor2
     (Uniform Gift to Minors Act)
  4. a. The usual revocable         The grantor-trustee1
        savings trust (grantor is
        also trustee)
     b. The so-called trust         The actual owner1
        account that is not a
        legal or valid trust
        under state law
  5. Sole proprietorship            The owner3
---------------------------------------------------------
                                    GIVE NAME AND
FOR THIS TYPE OF ACCOUNT:           EMPLOYER
                                    IDENTIFICATION
                                    NUMBER OF:
---------------------------------------------------------
  6. A valid trust, estate, or      Legal entity4
     pension trust
  7. Corporate                      The corporation
  8. Association, club,             The organization
     religious, charitable,
     educational, or other
     tax-exempt organization
  9. Partnership                    The partnership
 10. A broker or registered         The broker or nominee
     nominee
 11. Account with the Department    The public entity
     of Agriculture in the name
     of a public entity (such as
     a state or local government,
     school district or prison)
     that receives agriculture
     program payments
------------------------------------------------------------------
------------------------------------------------------------------

1 List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's Social Security Number.

3 Show your individual name. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.

4 List first and circle the name of the legal trust, estate or pension trust.
  (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.